Exhibit 99.2

BrightView Holdings, Inc.

Summary Segment Information (unaudited)

(dollars in million)

The unaudited reclassified segment financial information below is provided to reflect the change in the Company's reporting segment presentation effective the first quarter of 2025. Under the revised segment presentation, certain expenses currently classified as “Corporate,” including corporate executive compensation, finance, legal, information technology, and other corporate costs will be instead allocated to its two reportable segments, Maintenance Services and Developmental Services, on a pro rata basis, based on segment revenue. The Company will begin to report results under the updated segment structure beginning with the filing of its Quarterly Report on Form 10-Q for the quarter ending December 31, 2024.

Reportable segment data on an annual basis for the years ended September 30, 2024, 2023, and 2022 and on a quarterly basis for the years ended September 30, 2024 and 2023 are presented in the tables below:

	Fiscal Year Ended September 30,
	2024	2023	2022

Maintenance Services	$236.2	$233.1	$230.5
Development Services	88.5	65.6	57.4
Adjusted EBITDA	$324.7	$298.7	$287.9
Maintenance Services	$64.4	$61.2	$91.8
Development Services	14.0	10.1	15.5
Capital Expenditures	$78.4	$71.3	$107.3

	Fiscal Year Ended September 30, 2024
	Q1	Q2	Q3	Q4

Maintenance Services	$31.4	$55.1	$80.4	$69.2
Development Services	15.3	9.7	27.5	36.0
Adjusted EBITDA	$46.7	$64.8	$107.9	$105.2
Maintenance Services	$8.6	$9.3	$16.8	$29.7
Development Services	1.5	3.3	6.4	2.7
Capital Expenditures	$10.1	$12.6	$23.2	$32.4

	Fiscal Year Ended September 30, 2023
	Q1	Q2	Q3	Q4

Maintenance Services	$37.2	$38.7	$82.2	$75.0
Development Services	11.4	8.1	19.6	26.5
Adjusted EBITDA	$48.6	$46.8	$101.8	$101.6
Maintenance Services	$24.9	$12.8	$11.8	$11.8
Development Services	2.3	2.7	3.4	1.7
Capital Expenditures	$27.2	$15.5	$15.2	$13.5

Adjusted EBITDA is a non-GAAP financial measurement used to evaluate our operating performance. The following table reconciles non-GAAP adjusted EBITDA to GAAP Net Income for the years ended September 30, 2024, 2023, 2022, and quarterly for the years ended September 30, 2024, and 2023.

	Fiscal year Ended September 30,
	2024	2023	2022
Net income (loss)	$66.4	$(7.7)	$14.0
Interest expense, net	62.4	97.4	53.3
Income tax expense	30.1	4.6	5.6
Depreciation expense	108.4	105.2	98.9
Amortization expense	35.8	44.5	51.5
Business transformation and integration costs (a)	44.1	23.7	21.5
Gain on divestiture (b)	(43.6)	—	0.1
Equity-based compensation (c)	20.5	22.3	19.0
COVID-19 related expenses (d)	—	0.4	11.4
Debt extinguishment (e)	0.6	8.3	12.6
Adjusted EBITDA	$324.7	$298.7	$287.9

(a)
Business transformation and integration costs consist of (i) severance and related costs; (ii) business integration costs and (iii) information technology infrastructure, transformation and other costs.

	Fiscal year Ended September 30,
	2024	2023	2022
Severance and related costs (f)	$16.6	$8.9	$1.6
Business integration (g)	(0.4)	6.2	8.2
IT infrastructure, transformation, and other (h)	27.9	8.6	11.7
Business transformation and integration costs	$44.1	$23.7	$21.5
(b)
Represents the realized gain on sale and transaction related expenses from the divestiture of U.S. Lawns on January 12, 2024.
(c)
Represents equity-based compensation expense and related taxes recognized for equity incentive plans outstanding.
(d)
Represents expenses related to the Company’s response to the COVID-19 pandemic, principally temporary and incremental salary and related expenses, personal protective equipment, cleaning and supply purchases, and other.
(e)
Represents losses on the extinguishment of debt related to Amendments No.8, No. 7, and No. 6 to the Credit Agreement, in the fiscal years ended September 30, 2024, 2023, and 2022, respectively, and includes accelerated amortization of deferred financing fees and original issue discount as well as fees paid to lenders and third parties.
(f)
Represents severance and related costs incurred in connection with the Company's One BrightView initiative and CEO transition.
(g)
Represents isolated expenses specifically related to the integration of acquired companies such as one-time employee retention costs, employee onboarding and training costs, and fleet and uniform rebranding costs. The Company excludes Business integration costs from the non-GAAP measures disclosed above since such expenses vary in amount due to the number of acquisitions and size of acquired companies as well as factors specific to each acquisition, and as a result lack predictability as to occurrence and/or timing, and create a lack of comparability between periods.
(h)
Represents expenses related to distinct initiatives, typically significant enterprise-wide changes. Such expenses are excluded from the measures disclosed above since such expenses vary in amount based on occurrence as well as factors specific to each of the activities, are outside of the normal operations of the business, and create a lack of comparability between periods.

	Fiscal Year Ended September 30, 2024
	Q1	Q2	Q3	Q4
Net income (loss)	$(16.4)	$33.7	$23.5	$25.6
Interest expense, net	17.1	16.0	15.1	14.2
Income tax expense	(5.7)	13.3	9.9	12.6
Depreciation expense	25.6	26.1	28.1	28.6
Amortization expense	10.1	8.7	8.6	8.6
Business transformation and integration costs (a)	10.7	6.1	17.1	10.2
Gain on divestiture (b)	—	(43.9)	(0.1)	0.3
Equity-based compensation (c)	5.3	4.8	5.1	5.1
Debt extinguishment (d)	—	—	0.6	—
Adjusted EBITDA	$46.7	$64.8	$107.9	$105.2

(a)
Business transformation and integration costs consist of (i) severance and related costs; (ii) business integration costs and (iii) information technology infrastructure, transformation and other costs.

	Fiscal year Ended September 30, 2024
	Q1	Q2	Q3	Q4
Severance and related costs (e)	$2.5	$3.7	$4.3	$6.1
Business integration (f)	0.6	(1.5)	0.4	0.1
IT infrastructure, transformation, and other (g)	7.6	3.9	12.4	4.0
Business transformation and integration costs	$10.7	$6.1	$17.1	$10.2

(b)
Represents the realized gain on sale and transaction related expenses from the divestiture of U.S. Lawns on January 12, 2024.
(c)
Represents equity-based compensation expense and related taxes recognized for equity incentive plans outstanding.
(d)
Represents losses on the extinguishment of debt related to Amendments No.8 to the Credit Agreement, in the fiscal year ended September 30, 2024, and includes accelerated amortization of deferred financing fees and original issue discount as well as fees paid to lenders and third parties.
(e)
Represents severance and related costs incurred in connection with the Company’s One BrightView initiative and CEO transition.
(f)
Represents isolated expenses specifically related to the integration of acquired companies such as one-time employee retention costs, employee onboarding and training costs, and fleet and uniform rebranding costs. The Company excludes Business integration costs from the non-GAAP measures disclosed above since such expenses vary in amount due to the number of acquisitions and size of acquired companies as well as factors specific to each acquisition, and as a result lack predictability as to occurrence and/or timing, and create a lack of comparability between periods.
(g)
Represents expenses related to distinct initiatives, typically significant enterprise-wide changes. Such expenses are excluded from the measures disclosed above since such expenses vary in amount based on occurrence as well as factors specific to each of the activities, are outside of the normal operations of the business, and create a lack of comparability between periods.

	Fiscal Year Ended September 30, 2023
	Q1	Q2	Q3	Q4
Net income (loss)	$(18.9)	$(22.0)	$16.8	$16.4
Interest expense, net	23.2	27.7	27.4	19.2
Income tax expense	(5.5)	(7.7)	7.6	10.1
Depreciation expense	27.1	27.4	26.4	24.3
Amortization expense	11.9	11.0	10.8	10.7
Business transformation and integration costs (a)	4.7	4.1	8.9	6.2
Equity-based compensation (b)	5.7	6.3	3.9	6.4
COVID-19 related expenses (c)	0.4	—	—	—
Debt extinguishment (d)	-	-	-	8.3
Adjusted EBITDA	$48.6	$46.8	$101.8	$101.6
(a)
Business transformation and integration costs consist of (i) severance and related costs; (ii) business integration costs and (iii) information technology infrastructure, transformation and other costs.

	Fiscal year Ended September 30, 2023
	Q1	Q2	Q3	Q4
Severance and related costs (e)	$0.1	$1.8	$4.1	$2.9
Business integration (f)	2.7	-	2.8	0.9
IT infrastructure, transformation, and other (g)	1.9	2.3	2.0	2.4
Business transformation and integration costs	$4.7	$4.1	$8.9	$6.2

(b)
Represents equity-based compensation expense and related taxes recognized for equity incentive plans outstanding.
(c)
Represents expenses related to the Company’s response to the COVID-19 pandemic, principally temporary and incremental salary and related expenses, personal protective equipment, cleaning and supply purchases, and other.
(d)
Represents losses on the extinguishment of debt related to Amendment No. 7 to the Credit Agreement, in the fiscal year ended September 30, 2023, and includes accelerated amortization of deferred financing fees and original issue discount as well as fees paid to lenders and third parties.
(e)
Represents severance and related costs incurred in connection with the Company’s CEO transition.
(f)
Represents isolated expenses specifically related to the integration of acquired companies such as one-time employee retention costs, employee onboarding and training costs, and fleet and uniform rebranding costs. The Company excludes Business integration costs from the non-GAAP measures disclosed above since such expenses vary in amount due to the number of acquisitions and size of acquired companies as well as factors specific to each acquisition, and as a result lack predictability as to occurrence and/or timing, and create a lack of comparability between periods.
(g)
Represents expenses related to distinct initiatives, typically significant enterprise-wide changes. Such expenses are excluded from the measures disclosed above since such expenses vary in amount based on occurrence as well as factors specific to each of the activities, are outside of the normal operations of the business, and create a lack of comparability between periods.